UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2026

Luvulis Corporation

(Exact name of registrant as specified in its charter)

Wyoming	333-295096	38-4373791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Al. Jerozolimskie 181, Warszawa, 02-222, Poland

(Address of principal executive offices, zip code)

+1564-5447779

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2026, the Board of Directors (the “Board”) of Luvulis Corporation (the “Company”) appointed Guilherme Raphascki Menezes to serve as a member of the Board. Mr. Raphascki Menezes will serve as a director until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation, or removal in accordance with the Company's Articles of Incorporation and Bylaws.

Mr. Raphascki Menezes, age 24, has served as Operations Coordinator for Prometeia, a financial consulting and software firm, since 2025. Previously, he held positions in business operations and market research at TeamSystem from 2024 to 2025. Mr. Raphascki Menezes received his Bachelor's degree in Business Administration from FGV EAESP in 2024. The Board believes that Mr. Raphascki Menezes's experience in corporate technology operations and financial analysis qualifies him to serve as a member of the Board.

There are no arrangements or understandings between Mr. Raphascki Menezes and any other persons pursuant to which he was selected as a director. Mr. Raphascki Menezes has no family relationships with any director or executive officer of the Company, and there are no transactions or proposed transactions involving Mr. Raphascki Menezes that are required to be disclosed under Item 404(a) of Regulation S-K.

As of the date of his appointment, Mr. Raphascki Menezes has not been appointed to serve on any committee of the Board. The Company has not entered into any compensatory arrangements or agreements with Mr. Raphascki Menezes in connection with his appointment to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2026

Luvulis Corporation

By:	/s/	Jakub Marcin Dzierzynski
	Name:	Jakub Marcin Dzierzynski
	Title:	President, Treasurer, Secretary and Director (Principal Executive, Financial and Accounting Officer)